Exhibit 10.10

AVX CORPORATION

1995 STOCK OPTION PLAN

AS AMENDED THROUGH JULY 25, 2000

1. Adoption and Purpose. The Company hereby adopts this Plan providing for the granting of stock options to selected employees of the Company and its Subsidiaries. The general purpose of the Plan is to promote the interests of the Company and its Subsidiaries by providing to their employees incentives to continue and increase their efforts with respect to, and remain in the employ of, the Company and its Subsidiaries.

  Options granted under the Plan may be "incentive stock options" within the meaning of Section 422 of the Code or "nonqualified stock options", and the specific type of option granted shall be designated in an applicable stock option agreement.

  2. Administration. The Plan will be administered by the Equity Compensation Committee (the "Committee"), which shall be comprised of two or more persons, each of whom shall qualify as (a) an "outside director" within the meaning of Section 162(m) of the Code and (b) a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act.

  Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to administer the Plan and to exercise all powers and authority either specifically granted to it under the Plan or necessary and advisable in the administration of the Plan, including without limitation the authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms of all options granted under the Plan (which need not be identical), the purchase price of the shares covered by each option, the individuals to whom and the time or times at which options shall be granted, whether an option shall be an incentive stock option or a nonqualified stock option, when an option can be exercised and whether in whole or in installments, and the number of shares covered by each option; and to make all other necessary or advisable determinations with respect to the Plan. The determination of the Committee on such matters shall be conclusive.

  3. Participants. The Committee shall from time to time select the officers and key employees of the Company and its Subsidiaries to whom options are to be granted, and who will, upon such grant, become participants in the Plan.

  4. Shares Subject to Plan. The Committee may not grant options under the Plan for more than 9,300,000 shares of Common Stock, subject to any adjustment as provided in Section 13 hereof. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.

  5. Limitation on Number of Options. The Committee may not grant incentive stock options under the Plan to any employee unless either (i) the aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the stock with respect to which incentive stock options granted to an employee under the Plan (including all options qualifying as incentive stock options pursuant to Section 422 of the Code granted to such employee under any other plan of the Company or its Parent or Subsidiaries) are exercisable for the first time by such employee during any calendar year does not exceed $100,000 or (ii) such option is issued in exchange for a previously granted incentive stock option in a substitution which is not treated as a modification of such option pursuant to Section 424 of the Code.

  No person may be granted options under the Plan in any five-year period representing an aggregate of more than 1,000,000 shares of Common Stock. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 13 hereof.

  6. Grant of Options. All options under the Plan shall be granted by the Committee. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options to employees who are participants of the Plan (it being understood that more than one option may be granted to the same employee). The grant of an option to an employee shall not be deemed either to entitle the employee to, or to disqualify the employee from, participation in any other grant of options under the Plan.

  The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Committee, but not inconsistent with the Plan, including provisions that may be necessary to ensure, in the case of an incentive stock option, that the option qualifies as an incentive stock option under the Code. The Company shall execute stock option agreements upon instructions from the Committee.

  7. Option Price. Subject to the provisions set forth in this Section 7 relating to incentive stock options, the purchase price per share of the Common Stock under each option shall be determined by the Committee, but shall not be less than (i) 100% of the Fair Market Value per share of the Common Stock on the date the option is granted, or (ii) with respect to an option issued in exchange for a previously granted option in a substitution which is not treated as a modification of such option (or would be so treated if such option was an incentive stock option) pursuant to Section 424 of the Code, the appropriately adjusted exercise price determined in accordance with Section 424 and the regulations issued thereunder. No incentive stock option shall be granted to an employee who, at the time such option is granted, is a Ten Percent Shareholder unless at the time such incentive stock option is granted the option price per share is at least 110% of the Fair Market Value per share of the Common Stock subject to the incentive stock option.

  8. Option Period. The option period will begin on the date the option is granted, which will be the date the Committee authorizes the option unless the Committee specifies a later date. No option may terminate later than the day prior to the tenth anniversary of the date the option is granted; provided, however, that an incentive stock option granted to an employee who, at the time of such grant, is a Ten Percent Shareholder shall not be exercisable after the expiration of five years after the date of grant. The Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as it may determine. The Committee may provide in a stock option agreement for termination of an option in the case of termination of employment or any other reason.

  9. Exercisability of Options. The Committee may in its discretion prescribe in the stock option agreement the installments, if any, in which an option granted under the Plan shall become exercisable; provided, however, that no option shall be exercisable (x) until the six-month anniversary of the date of its grant and (y) unless the holder thereof is then an employee of the Company or a Subsidiary, except in each case as otherwise provided in this Plan (including Section 12) or as the Committee otherwise determines.

  Except as provided in the applicable option agreement, if the participant voluntarily terminates his employment or his employment with the Company or Subsidiary is terminated for cause (as defined below), neither the Company, the Parent nor any Subsidiary shall have any further obligation to the participant hereunder, and the options (whether or not vested) shall immediately terminate in full. In the event a participant's employment is terminated by the Company for any reason other than for cause (defined as the commission of an act of dishonesty, gross incompetency or intentional or willful misconduct, which act occurs in the course of participant's performance of his duties as an employee), options may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant as of his date of termination of employment, by the participant in accordance with its terms but in no event beyond the earlier of (x) 90 days after the date of termination or (y) the scheduled expiration of such option.

  10. Payment; Method of Exercise. Payment shall be made in cash or, unless otherwise prohibited in the applicable stock option agreement, in shares of Common Stock already owned by the holder of the option or partly in cash and partly in such shares. No shares may be issued until full payment of the purchase price therefore has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.

  An option may be exercised by written notice to the Company. Such notice shall state that the holder of the option elects to exercise the option, the number of shares in respect of which it is being exercised and the manner of payment for such shares and shall either (i) be accompanied by payment of the full purchase price of such shares or (ii) fix a date (not more than 10 business days from the date of exercise) for the payment of the full purchase price of such shares. Cash payments shall be made by cash or check payable to the order of the Company. Common Stock payments (valued at Fair Market Value on the date of exercise) shall be made by delivery of stock certificates in negotiable form. If certificates representing Common Stock are used to pay all or part of the purchase price of an option, a separate certificate shall be delivered by the Company representing the same number of shares as each certificate so used, and an additional certificate shall be delivered representing the additional shares to which the holder of the option is entitled as a result of the exercise of the option.

  11. Withholding Taxes. If the Committee shall so require, as a condition of exercise, each participant shall agree that (a) no later than the date of exercise of any option, the participant will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld upon the exercise of such option (any such tax, a "Withholding Tax"); and (b) the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the participant, any such Withholding Tax.

 Rights in the Event of Death, Retirement or Incapacity.

Options granted on or before April 30, 2000. If a participant's employment is terminated due to death, Retirement or Incapacity prior to termination of his or her right to exercise an option in accordance with the provisions of his or her stock option agreement without having fully exercised the option, then (a) the Committee in its discretion may cause the option to become fully vested and (b) such option may be exercised by the participant (or in the event of the participant's death, by his estate or by the person who acquired the right to exercise the option by bequest or inheritance), to the extent of the shares with respect to which the option could have been exercised by the participant as of the date of his or her death, Retirement or Incapacity but also taking into account any acceleration of vesting pursuant to clause (a) above, provided that the option is exercised prior to the earlier of (x) one year after the date of such death, Retirement or Incapacity and (y) the date of its original expiration. In the event of the death of a participant following his or her termination of employment during the period in which his or her option remains exercisable, such option may be exercised to, the extent the option could have been exercised by the decedent, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance at any time within one year after the date of death but in no event beyond the original expiration date of the option.

 Options granted on or after May 1, 2000. If a participant's employment is terminated due to death, Retirement or Incapacity prior to the termination of his or her right to exercise an option in accordance with the provisions of his or her stock option agreement without having fully exercised the option, then the total number of shares of Common Stock then underlying the option shall thereupon become exercisable. Such exercisable options may only be exercised prior to the date of their original expiration. In the event of the death of a participant, including death following his or her termination of employment during the period in which his or her option remains exercisable, then notwithstanding the foregoing, such option may be exercised to the extent the option could have been exercised by the decedent, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance only during the period within one year after the date of death, but in no event beyond the original expiration date of the option.

  13. Effect of Certain Changes. (a) If there is any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, spin-off or other similar change in capitalization, any distribution to common shareholders, including a rights offering, other than cash dividends, or any like change, then the number of shares of Common Stock available for options, the number of such shares covered by outstanding options, and the price per share of such options shall be proportionately adjusted by the Committee to reflect such change or distribution; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

  (b) In the event of a change in the Common Stock of the Company as presently constituted, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

  (c) In the event of a reorganization, recapitalization, merger, consolidation, acquisition of property or stock, extraordinary dividend or distribution (other than as covered by Section 13(a) hereof), separation or liquidation of the Company, or any other event similarly affecting the Company, the Board or the Committee shall have the right, but not the obligation, notwithstanding anything to the contrary in this Plan, to provide that outstanding options granted under this Plan shall (i) be canceled in respect of a cash payment or the payment of securities or property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the stockholders of the Company in such event in the respect of each share of Common Stock, with appropriate deductions of exercise prices, or (ii) be adjusted to represent options to receive cash, securities, property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the stockholders of the Company in such event in respect of each share of Common Stock, at such exercise prices as the Board or the Committee in its discretion may determine is appropriate.

  (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided that each incentive stock option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

  14. Nonexclusive Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

  15. Section 16 Persons. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

  16. Assignability. Nonqualified options may be transferred by gift to any member of the optionee's immediate family or to a trust for the benefit of one or more of such immediate family members and nonqualified and incentive stock options may be transferred by the laws of descent and distribution. During an optionee's lifetime, options granted to an optionee may be exercised only by such optionee or by his or her guardian or legal representative unless the option has been transferred in accordance with the preceding sentence, in which case, it shall be exercisable only by such transferee. For purposes of this Section 16, immediate family shall mean the optionee's spouse, children and grandchildren.

  17. Amendment or Discontinuance. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (a) increase (except as provided in Section 13 hereof) the maximum number of shares of Common Stock for which options may be granted under the Plan or (b) change the class of employees eligible to participate in the Plan. No termination, modification or amendment of the Plan may, without the consent of the participant to whom any option shall theretofore have been granted, adversely affect the rights of such employee (or his or her transferee) under such option.

  18. Effect of Plan. Neither the adoption of the Plan nor any action of the Board or Committee shall be deemed to give any officer or employee any right to be granted an option to purchase Common Stock or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Board or Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.

  19. Term. Unless sooner terminated by action of the Board, this Plan will terminate on August 1, 2005. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

  20. Effectiveness; Approval of Stockholders. The Plan shall take effect upon its adoption by the Board, but its effectiveness and the exercise of any options shall be subject to the approval of the holders of a majority of the voting shares of the Company, which approval must occur within twelve months after the date on which the Plan is adopted by the Board.

  21. Definitions. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

 (a) "Board" means the board of directors of the Company.

 (b) "Code" means the Internal Revenue Code of 1986, as amended.

 (c) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the Common Stock varies from that currently authorized, if at all, only in amount of par value).

 (d) "Company" means AVX Corporation, a Delaware corporation.

 (e) "Exchange Act" means the Securities Exchange Act of 1934, as from time to time amended.

 (f) "Fair Market Value" means the average of the high and the low sales prices of a share of Common Stock on the date of grant (or, if not a trading day, on the last preceding trading day) as reported on the New York Stock Exchange Composite Transactions Tape or, if not listed on the New York Stock Exchange, the principal stock exchange or the NASDAQ National Market on which the Common Stock is then listed or traded; provided, however, that if the Common Stock is not so listed or traded then the Fair Market Value shall be determined in good faith by the Board.

 (g) "Incapacity" means any material physical, mental or other disability rendering the participant incapable of substantially performing his services hereunder that is not cured within 180 days of the first occurrence of such incapacity. In the event of any dispute between the Company and the participant as to whether the participant is incapacitated as defined herein, the determination of whether the participant is so incapacitated shall be made by an independent physician selected by the Company's Board of Directors and the decision of such physician shall be binding upon the Company and the participant.

 (h) "Option Period" means the period during which an option may be exercised.

 (i) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if, at the time of granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

 (j) "Plan" means this AVX Corporation 1995 Stock Option Plan as amended from time to time.

 (k-1) Options granted on or before April 30, 2000: "Retirement" means, with respect to any participant, the participant's retirement as an employee of the Company on or after reaching age 55.

 (k-2) Options granted on or after May 1, 2000: "Retirement" means, with respect to any participant, the participant's retirement as an employee of the Company on or after reaching age 65, or as otherwise provided under a participant's terms of employment governed by a separate agreement.

 (l) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The "Subsidiaries" means more than one of any such corporations.

 (m) "Ten Percent Shareholder" means an individual who owns (or is treated as owning under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.